Wells Fargo Real Estate Securities Conference February 26, 2020

Forward-Looking Statement This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward- looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise. Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable. LEED® – an acronym for “Leadership in Energy and Environmental Design “ – is a registered trademark of the U.S. Green Building Council”. 2

Contents Who We Are | U.S. Logistics Strategy 4 Key Market Indicators / Drivers 6 Asset Strategy 10 Development Strategy 20 Operating Strategy 30 Capital Strategy, AFFO Growth 35 & Dividend Performance Corporate Responsibility 41 Why Duke Realty 45 3

The Leading Domestic-Only Logistics REIT ESG focused culture; Founded 1972, IPO Top tier governance; 1993; Enterprise LEED certification value ~$15.7B. investment goals 20 major U.S. logistics markets; Member of Geographic strategic target to S&P 500 70% Tier 1 markets by 2021 Index Baa1/BBB+ credit ratings; 516 modern Ample liquidity; Expecting facilities; 155 mid-to-high single digit cash million square ePort, Perth Amboy, New Jersey flow and dividend growth Turnpike Exit 10 Submarket feet (3 buildings totaling 1.3 million SF) WHO WE ARE 4

Duke Realty is the only REIT that “Checks All The Boxes” to be the Leading Pure-Play Domestic-only Logistics REIT S&P 500 (Large Cap Firm)  U.S. Industrial Only / Simple Business Model  Modern, High-Quality Logistics Facilities  Majority Tier 1 Market Concentration  Strong Development Capability  Strong Recent AFFO Growth & Positioned for Future Growth  High BBB-Rated Balance Sheet with Ample Liquidity  ESG Embedded in Corporate Culture  STRATEGIC OVERVIEW 5

KEY MACROECONOMIC INDICATORS, SECULAR DRIVERS & MARKET FUNDAMENTALS

Demand: Macroeconomic Indicators / Drivers Correlation(1) Growth Trend Forecast 75% (3) E-Commerce Sales correlated to modern logistics 10 - 15% facility(2) absorption Retail Sales(4) 60% 3.0 - 4.0%(4) Brick ‘n Mortar Sales(4) 65% 2.5 - 3.5%(4) GDP 65% 2.0 - 2.2%(5) Inbound Port Traffic, Intermodal Rail, Retail Inventories, 40 - 65% -0.5 - 0.5%(6) Industrial Production (1) Sources per CoStar Portfolio Strategy (CPS) “Leading Economic Indicators” for logistics ; (2) Modern, logistics facility defined as >1995 age and 250K+ SF size; correlation is to square feet of absorption and assumes 1-4 quarter lead; (3) Forecasts per Oxford Economics; (4) Retail Sales forecasts represents “Retail Sales excluding food services, Auto & Gas”, as of 4Q19 per Oxford Economics, “Brick ‘n Mortar Sales represents Retail ex-A&G less E-comm; (5) 2020 GDP per December 2019 FOMC projections; (6) Represents 2019 forecast for industrial production, per Oxford Economics. Actual results may differ from forecasts and projections. MARKET OVERVIEW 7

Demand: E-Commerce Penetration and Growth Rate Signal Continued Outsized Growth Growth Rate: E-commerce vs. in-store sales Significant incremental demand for space YOY % $1B of e-commerce E-commerce requires sales requires approximately 3 times the 25% E-COMMERCE approximately 1.3M SF square footage of logistics (1) 15% 16.7% of fulfillment space vs. bricks and mortar 5% 1.3% Projected incremental 406 million -5% IN-STORE square feet through 2022 needed to keep up with expected growth in e- (2) -15% commerce sales and related supply chain reconfiguration 155 E-commerce as a % of total retail sales 134 11.0% 117 expected to rise to 20% - 25% by 2025 9.9% 9.1% 8.2% 7.3% 6.5% 5.9% 5.4% 4.9% 4.4% 4.0% 3.6% 3.4% 2012 2014 2016 2018 2020 2022 Source: Retail sales (incl A&G) and Ecomm sales as of Q4 per Census Bureau; if exclude (1) Metric per CBRE, Cushman & Wakefield, NAIOP. (2) Assumes E-comm sales growth of 15%, which is A&G, penetration rises from 11.0% to 16.9%. Sales growth rates in top graph are MRQ YoY. consistent with the actual 2018 growth rate of 14% and actual 2019 growth rate of 15%. Projections per WF (Moody’s) June 2019. MARKET OVERVIEW 8

Evolution of Amazon Distribution Network Growth Space Added(1) (millions SF) DRE’s portfolio, development platform 35 30 and local/national relationships are 25 exceptionally well positioned to capture 20 e-commerce growth opportunities from 15 10 Amazon and others, from less than 5 100K to 1.0M+ square feet. 0 2005 2007 2009 2011 2013 2015 2017 2019 “LAST MILE” (LM) FULFILLMENT CENTER SORTATION CENTER DELIVERY STATION Florida Turnpike Toll Road 500 feet Size & ~ 70-200K SF, 18’ - 36’ clear height (newer are 32’), Clear Height 400K – 1.2M SF, 36’-40’ clear height ~ 250K-650K SF, 32’-36’ clear height This newer prototype need 15ac of land for 600-800 cars/vans, or ~ 50% FAR Service N/A – provides zip code bundling sort for 5 to 45 minute drive time ~ 5 to 600 miles Range USPS, or to AMZ LM or Prime Now (i.e., ~ 0 to 30 miles) Source: MWPVL, CoStar, Duke Realty & Google satellite maps. (1) For annual space added, MWPVL tracks all projects, including proposed or under construction projects for the current year. Starting 9 2019, previous category names of “Delivery Stations” (now LM) and “Prime Now Hub” have been consolidated (bright blue color) due to significant expected expansion of newer “LM” prototype. MARKET OVERVIEW

17791 Perris Boulevard (Deckers Outdoor Corp) Inland Empire East Submarket, Southern California LOGISTICS ASSET STRATEGY

Asset Strategy Drives Long Term Value ASSET STRATEGY Continuous portfolio upgrading focused on long-term NOI growth PORTFOLIO REFINEMENT Enhance Geographic Diversity & LT Returns  Development is primary growth driver Highly selective Dispositions of  Recycling contributes to refinement of portfolio acquisitions in Coastal non-Coastal Tier 1 Tier 1 MSA’s  Gradual increase in Tier 1 exposure; net external growth; MSA location focus in best submarkets Small segment of annual Acquisitions funded  Continuously improving durability of NOI growth capital allocation, with dispositions  Substantially accretive over CoC in aggregate long-term yield accretion DEVELOPMENT PLATFORM Drives Premium Yields and Margins Higher margin use of High-quality build-to- capital with typically 75 - suit and speculative 200 bps of premium yield product Unique in-house Risk management construction = cost/ guidelines minimize delivery controls, carry costs and risk customer trust ASSET STRATEGY 11

National Platform with Growing Diversification into Tier 1 Markets 2010 $2.3B in T1 2019 $9.8B in T1 T1 Exposure = 37% T1 = 65% T1 target approaching 70% 2021 Seattle Minneapolis-St. Paul Eastern Pennsylvania T1 New Jersey T1 Chicago T1 Columbus Washington DC/ Baltimore Northern T1 California Indianapolis St. Louis Cincinnati Raleigh Nashville T1 Atlanta Southern T1 California Savannah Dallas T1 Central Florida Houston South Florida T1 T1 = Tier 1 Distribution Market Concentration by GAV → $200MM – $399MM $400MM – $699MM $700MM – $999MM > $1B GAV = Gross Asset Value as estimated by Duke Realty using actual or estimated NOI’s and using current cap rates. ASSET STRATEGY 12

Diversity of Facility Types & Sizes AVG # OF REPRESENTATIVE TOTAL SF % OF NOI LEASE ASSETS DRE FACILITIES SIZE >= 500K 81 61.6M 36% 586K SF 250- 500K 131 46.8M 30% 226K SF 100- 250K 196 31.5M 27% 60K SF BUILDING BUILDING RANGE SIZE <100K 86 6.3M 7% 44K SF Note: portfolio breakdown represents in-service portfolio AVERAGE / 146.2M 139K (MEDIAN) SIZE: 296K (214K) ASSET STRATEGY 13

Major Market Type Exposure and Submarket Strategy

MAJOR MARKET TYPES:

Strong & balanced performance … with upside

Company Exposure


Other Major MSA's 35%
Tier 1 - Coastal 37%
Tier 1 - non Coastal 28%

Rent Growth
(2019)


22%
28%
43%
29%
Other Major MSA's
T1 non Coastal
T1 Coastal
Total

% of Lease Volume
(2019)


Tier 1 Coastal 17%
All Other 83%

NEWER PORTFOLIO IN T1 COASTAL:

- Significant upside on future re-leasing in coastal markets; during next 5 years coastal lease expirations represent over 23% of expiring revenue over that time period

SUBMARKETS:

Target selective submarkets for long term rent growth and development value creation opportunities

- FOCUSED SUBMARKETS:
  90% of DRE's NOI is located in 48 submarkets, representing only 23% of all submarkets.
- HEAVY SUPPLY SUBMARKETS:
  Supply as % of stock elevated in certain submarkets such as Central PA, Chicago SW/I-80, S. Dallas, N.Fort Worth, NE Atlanta, S. Atlanta and N. Houston
  - DRE TOTAL NOI EXPOSURE < 5% to excess supply submarkets
  - DRE LEASE ROLLOVER 916,000 SF through 2021, representing 10% of DRE square footage in those MSA's
  - MSA VACANCY OUTPERFORMANCE ~400 bps lower vacancy for DRE's primary submarkets compared to high supply
  - DRE STABILIIZED IN-SERVICE MSA VACANCY 3.5%

ASSET STRATEGY
14

Focused Submarket Strategy | Modest risk to Supply Focused within NOI exposure from high supply 78 submarkets out of 212 < 5% submarkets1, comprising total nationally roughly 20 buildings submarkets comprise lease rollover through 2021 48 90% of NOI < 1% in high supply submarkets1 % of RENT # of DRE FOCUS TOP 6 TOTAL GROWTH2 CBRE FOCUSED SUBMARKET MARKETS DRE IN FOCUS SUBMARKETS SUBMARKETS NOI %2 NOI2 SUBMARKETS Southern California 9.5 9 3 81% 46% Chicago 9.7 17 4 81% 20% New Jersey 5.8 24 4 88% 56% South Florida 9.4 23 7 84% 30% Atlanta 6.8 9 3 86% 22% Dallas 7.9 9 3 88% 35% Subtotal 52% 91 24 85% 35% (1) High supply submarkets defined per a mix of current and trending metrics such as under construction % of supply, deliveries % of supply, vacancy rate, demand, labor and barriers to entry; specific markets listed on previous page. For South Atlanta, DRE’s airport submarket assets deemed infill and substantially insulated from nearby supply statistics, same for the inner NE Atlanta submarket (i.e., Duluth). Lease rollover statistic on total company NOI. (2) NOI reflects stabilized NOI including projects under development. Rent growth by submarket a two year average (2018-2019). SUBMARKET STRATEGY 15

Submarket Strategy: Atlanta NOI approaching 80% Infill & Limited Exposure to Oversupply

ATLANTA SUMMARY

- TIER 1 MARKET: 600 msf across 9 submarkets, with a drive distance diameter of up ~ 60 miles.
- DRE TOTAL: 13 msf, ~ 7.4% of total company NOI[(1)].
- POPULATION GROWTH: MSA population growth the last 10 years of 15%, compared to 9% nationally; 9th largest MSA.
- DRE SUBMARKET FOCUS: ~ 76% of DRE Atlanta NOI characterized as infill; I-285 beltway is key logistics corridor for local distribution.
- CONSTRUCTION & SPEC: ~ 22 million sf under construction or recently delivered 0% leased, heavily focused in areas 20 to 40 miles from beltway.
- DRE EXPOSURE: ~ 1.5% of company NOI located near primary construction activity in NE and Far South submarkets, respectively, with no lease expiries through 2021.
- SUBMARKET DEMAND STRONG: For airport section of South Atlanta, demand has averaged 4.5M SF the last 3 years, compared to 4.1M SF of supply, with average annual rent growth in the high single digits.

ATLANTA MAP – Primarily infill locations, tertiary supply pockets



30 miles from Pendergrass to Duluth
towns of Perndergrass & Commerce
Braselton
NORTH CENTRAL / GA 400 CORRIDOR
Duluth
NORTHEAST / I-85 SUBMARKET
Marietta
Norcross
10 miles to I-285 beltway from Duluth
NORTHWEST / I-575
STONE MOUNTAIN
CHATTA-HOOCHEE
Buckhead
Midtown
CENTRAL ATLANTA
SNAPFINGER
ON INDUSTRIAL / W ATLANTA
Atlanta-Hartsfield International Airport
AIRPORT / SOUTH ATLANTA SUBMARKET
30 miles to airport
20 miles to I-285 beltway
McDonough
Construction Pipeline Legend
2m
4m
6m
scale = million SF u/c, or delivered and 0% leased
DRE NOI Legend
10%
25%
50%
scale = NOI Contribution % for the MSA

Sources: CoStar, CBRE & Duke Realty, as of Q4 2019. Yellow circles are approximations of material clusters of new supply

(1) On a proforma basis including unstabilized properties and development pipeline at stabilized NOI

DukeREALTY
SUBMARKET STRATEGY
16

Submarket Strategy: Dallas NOI nearly 85% Infill & Limited Exposure to Oversupply

DALLAS SUMMARY

- TIER 1 MARKET: 800 msf across 9 submarkets, with a drive distance diameter of ~ 65 miles.
- DRE TOTAL: 16.8 msf, 7.0% of total company NOI(1)
- POPULATION GROWTH: MSA population growth the last 10 years of 19%, compared to 9% nationally; 4th largest MSA.
- DRE SUBMARKET FOCUS: ~ 84% of DRE Dallas NOI characterized as infill, and a "ground zero" location for greater DFW.
- CONSTRUCTION & SPEC UNLEASED: ~ 28 million sf under construction or recently delivered 0% leased, heavily focused in 2 lower barrier submarkets (N. Fort Worth and South Dallas).
- DRE EXPOSURE: ~ 1.3% of company NOI located near the construction activity in South Dallas with no properties near North Fort Worth; only 625K sf expires in South Dallas through 2021.
- SUBMARKET DEMAND STRONG: For DRE's primary submarkets (excluding S.Dallas), over the last 3 years vacancy has remained in the 5 to 7% range and rent growth has averaged in the high single digits.

(1) On a proforma basis including unstabilized properties and development pipeline at stabilized NOI

DALLAS MAP – Primarily infill locations, tertiary supply pockets



NORTH FORT WORTH
Fort Worth Alliance
25 to 35 miles to Infill Submarket areas of near DFW Airport
NORTHWEST DALLAS
DFW AIRPORT
DALLAS / FORT WORTH INTERNATIONAL
Dallas Love Field
SOUTH STEMMONS
DOWNTOWN DALLAS
EAST DALLAS
DOWNTOWN FORT WORTH
SOUTH FORT WORTH
GREAT SOUTHWEST ARLINGTON
35 to 45 miles to Infill Submarket areas of near DFW Airport
SOUTH DALLAS SUBMARKET
Construction Pipeline Legend
2m 4m 6m
scale = million SF u/c, or delivered and 0% leased
DRE NOI Legend
10% 25% 50%
scale = NOI Contribution % for the MSA

Sources: CoStar, CBRE & Duke Realty, as of Q42019. Yellow circles are approximations of material clusters of new supply

SUBMARKET STRATEGY 17

Modern Portfolio Performs Across All Sizes and Markets SIZE & Perception is small box is “better now”; yet based on our own portfolio - that SUBMARKETS has a breadth of large, medium and small box - all of this product is performing very well, with a slight outperformance in bigger boxes. In addition, our strategy is to invest in selective, high growth submarkets. CYCLE Proven experience that occupancy levels tend to stay higher in mid-to-large PERFORMANCE sized and newer properties in down cycle. GEOGRAPHIC DRE’s recent strong rent growth almost exclusively from non-coastal markets. EVOLUTION Significant rent growth upside when we begin to have more rollover of our coastal properties. DURABILITY & Active build-to-suit development program drives longer lease terms. Lower SAFETY capex results in lower risk, sustainable cash flow growth through all cycles. Embedded portfolio mark-to-market roughly 14% to 18%. ASSET STRATEGY 18

Durable & Strong Performance across the Size Spectrum … + Low Capex contributes to strong long term NOI growth

Occupancy Performance by Size

(stabilized in-service)

More durable performance in > 100K SF


"Trough" Occupancy
Q4 2019 Occupancy
99%
86%
98%
90%
98%
90%
98%
94%
98%
91%
<100K
100-249K
250-499K
>500K
Total

"Trough Occupancy" as of 2010. Size ranges above on a per square foot basis.

Rent Growth by Building Size

(2019)

Strong & balanced growth across the size spectrum. Near term expectations similar to recent results.


14%
27%
27%
40%
29%
<100K
100-249K
250-499K
>500K
Total

Average Remaining Lease Term

Extended lease terms in larger facilities contributes to a lower beta, lower capex overall portfolio


4.1
5.0
5.4
7.8
6.1
<100K
100-249K
250-499K
>500K
Total

In-service buildings

Average TIs/LCs to NER[1]


14%
12%
11%
11%
12%
<100K
100-249K
250-499K
>500K
Total

Lower capex in mid- and large-facility sizes

(1) *"Net Effective Rent ("NER") is the total rent excluding expense reimbursements collected over the life of a lease. Capex comprises second generation Tenant Improvements (Tis) and Leasing Commissions (LC's). (2010 - 2019)*

Average Building Improvements[2]

-- Size Stratification --


$0.14
$0.11
$0.06
$0.03
$0.06
<100K
100-249K
250-499K
>500K
Total

-- Age Stratification --


$0.02
$0.08
$0.16
$0.06
0-10
10-20
20+
Total

(2) Capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, parking and truck court replacements. (2010 - 2019)

Note: All size ranges above on a per square foot basis.

DukeREALTY
ASSET STRATEGY
19

Turnpike Crossing Park 5 buildings totaling 640K SF, 1 building 162K SF under construction, West Palm Beach, FL DEVELOPMENT STRATEGY & PERFORMANCE

Development Strategic Advantages Activity Since 2013 development $4.4B 154 projects investment 51% of starts > 50% pre-leased $1.2B estimated value creation(1) profit yields(2) 6.4% 27% margins(2) of land in repeat business; in- Coastal house construction/ 75% Tier 1 65% development a markets strategic advantage (1) Value creation uses market cap rates at start date, with cap rate sources per CBRE and internal records; (2) Based on initial stabilized cash yield. 21 DEVELOPMENT

Speculative Development - Proven Execution $1.8B 70 investment; speculative ~30% projects average since 2013 9 11% margin average months pre-leased average to at start; 87% stabilize leased(1) (1) Excluding deliveries in-service less than twelve months, lease-up occupancy is 93%. DEVELOPMENT 22

Infill Redevelopment – Core Expertise

49 LOGISTICS PROJECTS	14.7 MILLION SQUARE FEET	$1.6 BILLION INVESTMENT	AVG. PROFIT MARGIN ~ 30%

Representative Infill Redevelopment – Chicago O'Hare Submarket

- Off market deal acquired in Q2 2019. In Q3 2019 commenced demolition of existing structure for a class A, 32' clear height spec project.
- Contaminated soil was removed; property enrolled in a voluntary clean-up program to receive an NFR from EPA
- O'Hare submarket vacancy below 3%; historical 5-yr rent growth for infill properties was over 18%
- ~ 20% value creation expected



90
72
901 Chase Avenue
Elk Grove, IL
ORD



Chase Avenue
901 Chase Avenue | Elk Grove Village, IL
• Former manufacturing facility



• 154,000 SF
• Delivered Q1 2020
LEED

Infill Redevelopment – Northern New Jersey • As part of a large 2017 portfolio acquisition, DRE acquired the right to develop a 32 acre, prime infill “last mile” location in the Northern New Jersey Newark submarket • Commenced development in late 2018 for 40’ clear height, speculative facility. In Q4 2019, facility delivered and leased for 12 years to a major e-commerce retailer. • 662,000 square foot fulfillment center being used for both inventory replenishment of smaller facilities and direct (B2C) order fulfillment • The modern building features are truly unique to the submarket. • In this submarket, only 6 of 733 facilities (4.1%) have > 30’ clear height and built after 1997. • Expected to achieve LEED® certification • ~ 27% value creation DEVELOPMENT 24

Infill Redevelopment – Southern California


13344 SOUTH MAIN STREET | 290,000 SF
Los Angeles, California
LEED
CERTIFICATION




DOWNTOWN LA
12 miles
N
LAX
10 miles
105
110
13344 South Main Street
291,000 SF
S BROADWAY ST
S MAIN ST
SAN PEDRO ST
Existing Class C Warehouse
W 135TH ST
E 135TH ST
PORTS OF LOS ANGELES & LONG BEACH
12 miles
LEGEND
ON/OFF RAMP
LEED

- Acquired Class C industrial building on 13-acre brownfield site in Q4 2018
- Located 7 miles from LAX and 10 miles from the Ports of LA and Long Beach
- Started 9-month environmental remediation and building demolition in Q2 2019; anticipated facility delivery Q3 2020
  - expected to achieve LEED® certification
- 225M SF of inventory in South Bay submarket of which 10% is Class A; 1.9% submarket vacancy
- ~35% value creation expected

DukeREALTY
DEVELOPMENT
25

Infill Redevelopment – South Florida Copans 95 1731 101,000 SF Copans 95 1731 101,000 SF Copans 95 1571 Copans 95 1521 Powerline Powerline Road West Copans Road Copans 95 1551 Copans 95 1501 North Andrews North • 1/2 mile west of I-95 and adjacent to DRE four- building, 385,000 SF business park • Demolition of existing structure and surrounding pavement with 101,000 SF speculative project delivered Q4 2019 and 60% leased • Submarket vacancy 5.5%; recent historical and projected market rent growth of 5-6% • DRE has ~60% market share of Class A facilities in Pompano Beach • ~ 25% value creation expected DEVELOPMENT 26

Infill Build-to-Suit Developments - Atlanta South Atlanta Submarket McDonough , GA Logistics Corridor 15 miles 27 DEVELOPMENT

Speculative Development - Inland Empire East Submarket • In 2015 began 9-parcel land assemblage totaling 54 acres that spanned two different zoning classifications • Extensive team patience and cooperation with local municipality and eight different land sellers, including community scholarship support and seller contract extensions • Three years of team effort resulted in parcel rezonings and project entitlement to move forward • In Q1 2019, commenced construction of a LEED®-certified, 1 million SF, speculative facility; supported by <5% submarket vacancy and numerous prospects in the market. • Recent pre-lease for 100% of space to major e-commerce retailer • Expected delivery Q2 2020; value creation ~50% 28

Best in Class Risk-Adjusted Development Platform Total U.S. Pipeline Size Pipeline Pre-leasing Development Pipeline % of Assets Track Record (in $ millions) 3 Yr Avg Pre-lease Current Pre-lease 80% 10.5% $1,234 57% $1,037 60% 3 Yr Avg 7.1% 40% 34% peer 5.0% 3 yr avg (excludes DRE) 4.8% 20% $208 $171 0% PLD DRE FR EGP PLD DRE EGP FR Note: Pipeline size and pre-lease % only include domestic, industrial projects under development and exclude pre-stabilized in-service developments. Development as % of assets, defined as industrial pipeline divided by gross assets after add back of depreciation except for PLD which includes global pipeline and consolidated (global) gross assets (JV’s at share) due to availability of information. Source: Q4 2019 and historical company supplementals. DEVELOPMENT 29

Legacy Commerce Center (Brownfield development), Linden, NJ OPERATING STRATEGY

Diversified Customer Relationships and Prudent Risk Management LENGTH OF % OF Transportation 21% RANK TENANT RELATIONSHIP ANLV TOTAL (years) ANLV Manufactured Products 19% 1 Amazon.com 13 $ 56.4 8.3% E-commerce 18% 2 UPS of America 22 15.3 2.3% Retail (2) 8% 3 Wayfair Inc. 4 15.0 2.2% Wholesale Goods 8% 4 NFI Industries 14 8.7 1.3% Food products 6% 5 Floor & Décor 15 8.5 1.3% Consumer Services 5% 6 Target 22 7.6 1.1% Textiles 4% 7 Deckers 6 7.5 1.1% Technology 2% 8 Home Depot 22 6.5 1.0% Health Services 2% Publishing 9 HD Supply Inc. 17 6.5 1.0% 2% Chemical Products 2% 10 Samsung 9 6.1 0.9% Other(1) 3% TOTAL $ 138.1 20.5% Note: Includes in-service portfolio only as of December 31, 2019 Note: ANLV = Annualized Net Lease Value (1) Other includes gov’t agencies, construction, financial services, utilities, and agriculture (2) Top Retail tenants by ANLV include: Floor & Décor, Target, Home Depot, the Container Store, Walmart, Electrolux, Starbucks, Crate and Barrel, Genuine Parts Co and Best Buy, in aggregate which represents 69% of total retail exposure. OPERATING STRATEGY 31

Operating Platform Aligned with E-commerce Growth E-commerce Median E-commerce oriented e-commerce development 18% tenant base(1) 265K lease size(1) 30% starts since 2013 (1) – Based on roughly 60 leases. Average size =~390K square feet OPERATING STRATEGY 32

Operating Metrics Supportive of Continued Growth Operating Drivers(1) 2020 Same-Property NOI Guidance Buildup Contributing factors include magnitude of leasing 97.8% stabilized occupancy from 2019 and a tenant space consolidation OCCUPANCY 94.3% total occupancy (incl under development) 5.0% Total RENT GROWTH +2.4% 4.0% on 2nd GEN(2) 29% GAAP | 12% cash 4.0% 3.0% 8.0 years average term at signing LEASE TERMS 6.1 years average remaining 2.0% +0.5% 2.0-3.5% annual escalators +1.0% 1.0% SAME 4.7% 2019 actual +0.2% PROPERTY (“SP”) 4.0% 2020 mid-point guidance 0.0% -0.1% -1.0% NON - SAME 18% of total NOI not in SP pool PROPERTY 81% occupancy in non SP pool $1.04B development pipeline with future NOI (~$58.9M) (1) Figures as of Q4 2019 (unless otherwise noted), Rent Growth for full year. Average lease …. reflects substantial NOI upside term since Q1 2019 and includes 1st gen leases; Occupancy stats on lease-up basis. (2) Refers to space that has been previously occupied, including condition that previous tenant must have completed at least 12 months of lease term. NOI PERFORMANCE 33

Proven Net Operating Income Growth  12.5% 2017-2020 NOI CAGR  ~10% 2020 Expected NOI Growth; similar rate expected thereafter Additional $14M Additional $47M of future NOI of future NOI beyond ‘20 beyond ‘20 ~$64M Incremental 2020 Total ~$4M ~$12M NOI ~$700M ~$11M ~$23M -$10M ~$9M ~$15M 2019 Lease EscalatorsRent RentGrowth Growth 2019 on 2nd2018 Gen FreeAcq Rent & DevFRTLease BurnoffLease-up up UnstabilizedNet Net DevelopmentDispositionsDevelpoment Pipl Curr Yr Escalators on 2nd Gen Development Burn Off Unstabilized Dispositions Pipeline NOI $636M Stabilizations In-service (’19 & ‘20) Estimated Embedded Growth ( ~$58M) Potential Additional Growth (~$6M) Note: 2020 estimated NOI components and total 2020 NOI estimate contribute to the mid-point expectations of 2020 FFO/sh and AFFO growth guidance expectations, and are subject to a range of possible outcomes depending on the volume and timing of leasing, anticipated development deliveries and asset recycling, etc. NOI PERFORMANCE 34

Lockport 16328 / 16410 / 16508 (3 buildings, 803,000 SF), I-55 Submarket, Chicago, IL Des Moines Creek 21202, 24th Avenue South, Seattle, WA CAPITAL STRATEGY, AFFO GROWTH & DIVIDENDS

Capital Strategy . Disciplined use of $1.2B credit facility . Maintain high unencumbered asset pool . Conservative 65-75% AFFO payout ratio . Operate at a high Baa1 / BBB+ level . Generate “funds available for reinvestment” Ratings Liquidity . Maintain strong and diverse lender relationships . Follow disciplined Access to Development Capital development practices Strategy Capital with pre-leasing levels . Communicate regularly with investors . Multiple types of capital available Capital Liability Forecasting Management . Fund growth with cash on hand, seller financing proceeds, “funds available . Maintain well-balanced debt maturities for reinvestment after dividends,” and minimize use of variable-rate debt opportunistic equity issuance, and moderate increase in leverage levels CAPITAL 36

Simplified and Disciplined Financial Profile Capitalization (in $ millions at 12/31/19, excludes unconsolidated JV debt) Net Debt to Fixed Charge Unsecured Secured Debt EBITDA - TTM Coverage - TTM Debt $34 $2,900 5.0x 5.2x 5.2x 19% 4.6x Common Equity 81% at Market Value $12,862 2019 2020 2019 2020 Forecast Forecast Commitment to a strong credit profile Ability to fund $1.1B of growth without equity and maintain current ratings (Baa1 / BBB+) Balanced Debt Maturity Ladder Fixed-Rate Borrower Proforma(1) 100% Fixed Rate Conservative fixed rate borrower. Revolving credit facility the main source of floating rates, was unused at December 31, 2019. Ample liquidity with disciplined use of $1.2B credit facility CAPITAL 37

Funding Growth while Controlling Leverage Funded Average 2020 Leverage CIP(1) Yield(2) Forecast(3) Embedded EBITDA $550M X 6.4% X 5.0x = $176M creates leverage Unstabilized neutral growth Projects In-Service (4) funding $287M X 6.2% X 5.0x = $89M Annual Funds Available for Reinvestment(5) $155M “Funds Available for Reinvestment” and cash fund growth Cash at December 31, 2019 and with no leverage (6) $221M seller financing proceeds impact Leverage Neutral Growth Funding $641M Additional leverage EBITDA “Gross Up” to 5.25x $420M capacity within current ratings level Growth funding without equity and maintain Baa1/BBB+ $1.1B (1) Construction in progress at December 31, 2019. (2) Represents average GAAP stabilized yield. (3) Represents 2020 forecast net debt to EBITDA - TTM at December 31, 2020. (4) Total occupancy of these projects is 24%. (5) Represents AFFO less dividends paid for 2019 as disclosed on page 50. (6) Includes cash on hand of $111 million at December 31, 2019 and $110 million of seller notes receivable from the medical office disposition collected in January 2020. CAPITAL 38

Duke Realty is Baa1/BBB+ Rated but Credit Metrics are at “A” Quality Levels REITs with at least one “A” rating: Debt + Preferred Debt + Preferred Net Debt to Fixed Charge(1)(2) to Mkt Cap(1) to GA(1) EBITDA(1)(2) PSA 12% PLD 26% PSA 0.6 PSA 8.5 PLD 17% CPT 27% CPT 3.8 PLD 7.9 CPT 18% DRE 30% DRE 4.4 CPT 6.1 DRE 19% AVB 31% PLD 4.6 AVB 5.6 AVB 20% PSA 32% AVB 4.8 DRE 5.5 EQR 21% EQR 32% SPG 5.0 SPG 5.4 O 22% O 35% EQR 5.0 O 4.6 FRT 25% FRT 39% O 5.0 EGR 4.6 SPG 33% BXP 46% FRT 5.6 FRT 4.1 BXP 35% SPG 56% BXP 6.3 BXP 3.5 1) Companies are per 9/30/19 Wells Fargo Research except PLD Net Debt to EBITDA and Fixed Charge which are per 9/30/19 company supplementals and DRE which is per our 12/31/19 Q4 supplemental report. 2) Quarter annualized. CAPITAL 39

Solid AFFO Growth throughout Major Repositioning | Recent AFFO & Dividend Growth High Single Digits

AFFO Results / Expectations

+8.1% 2018 – 2020E

~ +6.0% 2010 - 2018

Solid AFFO growth even with dilutive impact of selling $10.5 billion of assets since 2010.

Return of Capital

$2.7 Billion

Return of Capital to shareholders since 2010

Dividend Growth

+ 9.3%

Regular Dividend Increase Q4 2019. Future increases expected to correlate to AFFO growth

AFFO Outlook

Mid-to-High Single Digit AFFO Growth

a reasonable run rate over next few years

Payout Ratio

65 to 75%

Conservative AFFO payout ratio targeted range

AFFO/FFO Ratio

Best in class **89%**

FFO converted to AFFO reflective of high-quality, low capex portfolio and overall operating strategy. Comparative peers[(2)] - 700 bps lower on same ratio.

Note: AFFO outlook statement assumes stable economic conditions and market fundamentals. Annual net disposition activity (dispos less acquisitions) expected to be lower than previous years; actual results may vary.
- Historical or projected AFFO metrics on a share adjusted basis; 2020E based on effective DRE guidance mid-point.

(2) Three year average AFFO / CoreFFO ratio computed on a share adjusted basis as reported in company supplementals; *Removed disposition gains from AFFO (from land and development projects contributed to JV's or sold); EGP figure per* 2020 consensus AFFO Median / FFO consensus mean. Source: First Call. Peer Set EGP, FR, & PLD

DukeREALTY

AFFO, DIVIDENDS & TSR

40

CORPORATE RESPONSIBILITY USGBC® and the related logo are trademarks owned by the U.S. Green Building Council and are used with permission.

Green Initiatives $852M 69 85% LEED investments LEED projects of portfolio has high- tenant engagement since 2008 efficiency lighting initiative and energy performance monitoring  Commitment to 100% LEED certification on all new developments  November 2019 $400M Unsecured Green Bond Issuance Tied to Green Projects CORP RESPONSIBILITY 42

Commitment to Social and Governance Top 20% 50% 20% 8,400 women in upper diverse board total hours management governance and members social rankings* volunteering ISS QualityScore** • Annual board of directors elections since 2002. By laws incorporate proxy access provision of “ 3% - 3 yrs - 20% “ Social • Incorporate elements of SASB disclosure framework in public filings Governance • Community service, wellness and 0 2 4 6 8 10 diversity & inclusion part of culture for over 15 years Lower Risk Higher Risk • Wellness program helps to reduce turnover and create G&A savings Note: Figures represent 2019-2020 activities. *Ranked by Green Street Advisors and ISS. **ISS QualityScore based on four “pillars” - Board Structure, Shareholder Rights, Compensation and Audit. In aggregate, over 100 variables drive the composite score. Peer set is S&P 500 firms. CORP RESPONSIBILITY 43

Industry Recognitions & Affiliations • Gold Winner of NAREITs Dividends Through Diversity & Inclusion corporate award and individual award for Chairman and CEO • First logistics REIT CEO to sign Action for Diversity & Inclusion pledge • Global Real Estate Sustainability Benchmark (GRESB) member • 2020 Women on Boards for three consecutive years • Best Places to work in Chicago (1st), Pennsylvania (2nd) and Orange County (4th) • American Heart Association’s Workplace Health Achievement Gold level winner three consecutive years • American Red Cross partner and Disaster Responder member CORP RESPONSIBILITY 44

429 Delancy Street Newark, NJ Delivered Q4 2019 WHY DUKE REALTY?

Strong Relative Portfolio Performance and Upside Potential . . . Reasonable Valuation to other National Platform REIT’s Same Property Rent Growth Relative NOI Growth (2Y Avg 2018 - 2019) (2Y Avg 2018 - 2019) NAV Premium (Current) 5.5% 29% 4.9% 26.4%26.0% 4.4% 4.3% 24.4% 22% 15% 17% 16.7% DRE PLD FR EGP DRE PLD FR EGP DRE PLD FR EGP Non-Same Property Relative AFFO Growth Pool Size % (2Y CAGR 2017 – 2019) AFFO Multiple (2Y Avg 2018 - 2019) (Current) 18.0% 34.9 15.4% 9.8% 9.0% 13.1% 8.5% 8.1% 10.8% 31.4 29.6 28.0 DRE PLD FR EGP DRE PLD FR EGP DRE PLD FR EGP Source: Company reporting and DRE, PLD data global given equity relative value thesis on this slide. Non-same property pool on SF basis. Equity multiple and NAV metricc per S&P GMI or Factset, as of 2/19/2020. WHY DUKE REALTY 46

The Leading Domestic-only Logistics REIT > 45 Years of Experience . Market leadership and trusted advisor to our customers with long-term relationships. Leading Developer and Owner . Portfolio suited for e-commerce and traditional distribution; concentrated in Tier 1 markets with of State-of-the-Art Logistics newest portfolio in sector with low capex; strong tenants. Facilities . Best-in-class, vertically integrated development platform drives incremental growth. . Shifting consumer habits creating growth ripple effect throughout the entire supply chain. Robust Market Fundamentals . Extended cycle of low vacancy and rent growth with supply-demand fairly balanced. Fortress Balance Sheet . Ability to fund $1 billion of growth without equity and maintain ratings. with Ample Liquidity for Growth . Baa1/BBB+ with no significant debt maturities until 2021. . AFFO growth 10.2% for 2019 with strong near term outlook (reflected in guidance) Proven Financial Performance . Recent NOI growth 13% with expectations of continued strong growth near term. and Strong Outlook . 9.3% dividend increase Q4 2019; with future increases correlated to AFFO growth. . Developed 69 LEED-certified facilities; 17 projects in progress of LEED Responsible Corporate Citizen with certification. 100% LEED commitment. ESG Embedded in Culture for 3 Decades . Community service, wellness and diversity programs for over 15 years. . Top-tier governance per ISS and Green Street. WHY DUKE REALTY 47

Revised January 29, 2020

2020 Range of Estimates

(dollars in millions except per share amounts)

Metrics	2019 Actual (Unaudited)	Range of Estimates		Key Assumptions
		Pessimistic	Optimistic	
Net Income per Share Attributable to Common Shareholders - Diluted	$1.18	$0.92	$1.14	- Lower gains on property sales and higher depreciation expense.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$1.40	$1.42	$1.52	- Lease up of new developments. - Strong rent growth. - Expense impact of internal leasing costs, $0.02 to $0.04.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.44	$1.48	$1.54	- Lease up of new developments. - Strong rent growth.
Growth in AFFO - Share Adjusted	10.2%	3.1%	7.7%	- Driven by same factors impacting Core FFO.
Average Percentage Leased (stabilized portfolio)	98.1%	96.0%	98.0%	- Historical highs in 2019. - Pushing rents at expense of some occupancy.
Average Percentage Leased (In-service portfolio)	96.0%	95.1%	97.1%	- Strong leasing offset by speculative development placed in service.
Same Property NOI - Cash	4.7%	3.6%	4.4%	- Continued solid rent growth expected, embedded lease escalators. - Slight decrease in occupancy. - Net effective NOI 1.5% to 2.0% lower.
Building Acquisitions (Duke share)	$217	$100	$300	- Focused on Coastal Tier 1 markets.
Building Dispositions (Duke share)	$494	$300	$500	- Primarily Midwest
Development Starts (JVs at 100%)	$1,086	$675	$875	- Speculative starts in targeted growth markets. - Maintain occupancy in pipeline near 50%.
Service Operations Income	$6	$2	$6	- Less third party construction expected.
General & Administrative Expense	$61	$59	$55	- 2019 included one-time technology costs.
Effective Leverage (Gross Book Basis)	30%	33%	29%	- Modest increase to fund development.
Fixed Charge Coverage (TTM)	5.2X	5.0X	5.4X	
Net Debt to Core EBITDA (TTM)	4.6X	5.2X	4.8X	- Maintain Baa1/BBB+ ratings.

DukeREALTY

2020 GUIDANCE

48

Definitions Supplemental Performance Measures Funds from Operations (“FFO”): FFO is a non-GAAP performance measure computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”) Funds from Operations White Paper - 2018 Restatement. It is calculated as net income attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP"), excluding depreciation and amortization related to real estate, gains and losses on sales of real estate assets (including real estate assets incidental to our business) and related taxes, gains and losses from change in control, impairment charges related to real estate assets (including real estate assets incidental to our business) and similar adjustments for unconsolidated joint ventures and partially owned consolidated entities. We believe FFO to be most directly comparable to net income attributable to common shareholders as defined by GAAP. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Core Funds from Operations (“Core FFO”): Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that can create significant earnings volatility and do not directly relate to our core business operations. The adjustments include tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as “other income tax items”), gains or losses on debt transactions, gains or losses from involuntary conversion from weather events or natural disasters, promote income, severance and other charges related to major overhead restructuring activities and the expense impact of costs attributable to successful leasing activities. Although our calculation of Core FFO differs from NAREIT’s definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance. Adjusted Funds from Operations (“AFFO”): AFFO is defined by the Company as the Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the Company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense including interest rate hedge amortization, stock compensation expense and after similar adjustments for unconsolidated partnerships and joint ventures. EBITDA for Real Estate ("EBITDAre"): EBITDAre is a non-GAAP supplemental performance measure, which is defined by NAREIT as net income (computed in accordance with GAAP), before interest, taxes, depreciation and amortization ("EBITDA") adjusted to exclude gains and losses on sales of real estate assets (including real estate assets incidental to our business), gains and losses from change of control, impairment charges related to real estate assets (including real estate assets incidental to our business) and to include share of EBITDAre of unconsolidated joint ventures. We believe EBITDAre to be most directly comparable to net income computed in accordance with GAAP and consider it to be a useful supplemental performance measure for investors to evaluate our operating performance and ability to meet interest payment obligations. Core EBITDA: Core EBITDA is defined by the Company as the EBITDAre, adjusted for the same reasons as Core FFO, to exclude gains or losses on debt transactions, gains or losses from involuntary conversion from weather events or natural disasters, the expense impact of costs attributable to successful leasing activities, promote income and severance charges related to major overhead restructuring activities. Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is a non-GAAP performance measure, which is comprised of rental revenues from continuing operations (computed in accordance with GAAP) less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the straight line rental income and expense, amortization of above and below market rents, amortization of lease concessions and lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI to be most directly comparable to income from continuing operations defined by GAAP and that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments. Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. The same property pool of properties is defined once a year at the beginning of the current calendar year, and includes buildings that were in the stabilized portfolio throughout both the current and prior calendar years in both periods. The same property pool is adjusted for dispositions subsequent to its initial establishment. SPNOI also excludes termination fees. SPNOI is a non-GAAP supplemental performance measure that we believe is useful because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio. . 49 .

FFO, Core FFO and AFFO

(in thousands)

	2019 Actual	2018 Actual	2017 Actual	2016 Actual	2015 Actual
Net income attributable to common shareholders	$ 428,972	$ 383,729	$ 1,634,431	$ 312,143	$ 615,310
Add back:					
Noncontrolling interest in earnings of unitholders	3,678	3,528	15,176	3,089	6,404
Net Income Attributable to Common Shareholders-Diluted	$ 432,650	$ 387,257	$ 1,649,607	$ 315,232	$ 621,714
Reconciliation to Funds From Operations ("FFO")					
Net Income Attributable to Common Shareholders	$ 428,972	$ 383,729	$ 1,634,431	$ 312,143	$ 615,310
Adjustments:					
Depreciation and amortization	327,223	312,217	299,472	317,818	320,846
Joint Venture share of adjustments	(11,156)	(734)	(44,223)	(49,736)	13,336
Gains on real estate asset sales, net of taxes and impairments	(233,857)	(210,286)	(1,453,702)	(162,818)	(645,358)
Noncontrolling interest share of adjustments	(702)	(923)	11,023	(1,037)	3,197
NAREIT FFO Attributable to Common Shareholders - Basic	510,480	484,003	447,001	416,370	307,331
Noncontrolling interest in income of unitholders	3,678	3,528	15,176	3,089	6,404
Noncontrolling interest share of adjustments	702	923	(11,023)	1,037	(3,197)
NAREIT FFO Attributable to Common Shareholders - Diluted	$ 514,860	$ 488,454	$ 451,154	$ 420,496	$ 310,538
Loss on debt extinguishment, including share of unconsolidated joint ventures	6,320	388	26,104	35,526	85,713
Gains on involuntary conversion - unconsolidated joint venture	(3,559)	(3,897)	—	—	—
Non-incremental costs related to successful leases	12,402	—	—	—	—
Other income tax items	—	—	(7,685)	—	—
Overhead restructuring charges	—	—	—	—	7,422
Promote income	—	—	(20,007)	(26,299)	—
Acquisition-related activity	—	—	—	96	8,499
Core FFO Attributable to Common Shareholders - Diluted	$ 530,023	$ 484,945	$ 449,566	$ 429,819	$ 412,172
Adjusted FFO					
Core FFO - Diluted	$ 530,023	$ 484,945	$ 449,566	$ 429,819	$ 412,172
Adjustments:					
Straight-line rental income and expense	(20,724)	(26,037)	(17,328)	(17,107)	(23,232)
Amortization of above/below market rents and concessions	(7,566)	(2,332)	1,201	1,526	3,659
Recurring capital expenditures	(51,045)	(54,482)	(59,051)	(60,894)	(61,693)
Other	25,705	25,986	24,270	24,749	23,804
AFFO - Diluted	$ 476,393	$ 428,080	$ 398,658	$ 378,093	$ 354,710
Dividends Paid (Excluding Special Dividends)	$ 321,469	$ 294,233	$ 276,539	$ 257,820	$ 241,292
Special Dividends	$ —	$ —	$ 305,628	$ —	$ 69,055
Funds Available for Reinvestment	$ 154,924				

Note: please see next slide for our 2020 reconciliation of the Company's guidance for diluted net income per common share to NAREIT FFO and Core FFO.

DukeREALTY

50

Reconciliation of 2020 FFO Per Diluted Share Guidance (Unaudited ) Pessimistic Optimistic Net income attributable to common shareholders - diluted $ 0.92 $ 1.14 Depreciation 0.97 0.93 Gains on Sale of Properties (0.49) (0.57) Share of Joint Venture Adjustments 0.02 0.02 NAREIT FFO attributable to common shareholders - diluted $ 1.42 $ 1.52 Non-incremental costs related to successful leases 0.04 0.02 Other reconciling items 0.02 — Core FFO attributable to common shareholders - diluted $ 1.48 $ 1.54 SPNOI (unaudited and in thousands) Same Property Net Operating Income (Industrial Only) Three Months Ended December 31, 2019 December 31, 2018 Income from continuing operations before income taxes $ 89,664 $ 63,124 Share of property NOI from unconsolidated joint ventures 4,368 4,171 Income and expense items not allocated to segments 77,337 94,011 Earnings from service operations (937) (3,482) Properties not included and other adjustments (38,271) (30,350) Same Property NOI $ 132,161 $ 127,474 Percent Change 3.7% Twelve Months Ended December 31, 2019 December 31, 2018 Income from continuing operations before income taxes $ 440,885 $ 392,196 Share of same property NOI from unconsolidated joint ventures 17,066 16,186 Income and expense items not allocated to segments 215,218 209,032 Earnings from service operations (6,360) (8,642) Properties not included and other adjustments (145,078) (110,226) Same Property NOI $ 521,731 $ 498,546 Percent Change 4.7% 51